UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2020
PERFORMANT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35628 (Commission File Number)	20-0484934 (I.R.S. Employer Identification No.)

333 North Canyons Parkway
Livermore, California    94551
(Address of principal executive offices)    (Zip Code)

(925) 960-4800
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 29, 2020, Jeffrey S. Stein notified the Board of Directors (the “Board”) of Performant Financial Corporation (the “Company”), of his decision to resign from the Board. Mr. Stein served as a director of the Company from January 2004 to February 2014 and re-joined the Board in May 2019. Mr. Stein’s resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations or practices. Prior to his resignation, Mr. Stein was a member of the Company’s nominating and governance committee.

Item 8.01	Other Events.
Due to the outbreak of, and local, state and federal governmental responses to, the coronavirus disease (“COVID-19”) pandemic, the Company is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020. Specifically, the Company is relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies. The Order allows a registrant up to an additional 45 days after the original due date of certain reports required to be filed with the SEC if a registrant’s ability to file such report timely is affected due to COVID-19.
The Company’s operations and business have experienced disruptions due to the conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, office closures and limited availability of personnel required to prepare the Company’s financial statements for the year ended December 31, 2019 due to mandated social quarantining and work from home orders. In addition, the COVID-19 pandemic has caused disruptions in our normal interactions with our auditors and our other professional advisors which has significantly disrupted our financial reporting functions.
As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Annual Report. The Company plans to file its Annual Report by no later than May 14, 2020, 45 days after the original due date of its Annual Report.
On March 30, 2020, the Company issued a press release announcing that the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Annual Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished in Exhibit 99.1, attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q with the following risk factors:
A global health crisis, such as the novel coronavirus (COVID-19) outbreak, could adversely affect our financial condition.

Our business and the businesses of our customers could be materially and adversely affected by the risks, or the public perception of the risks, related to a pandemic or other health crisis, such as the recent outbreak of novel coronavirus (COVID-19). A significant outbreak of a contagious disease, such as COVID-19 will likely result in a widespread health crisis that will likely adversely affect the economies and financial markets of many countries, resulting in an economic downturn that will likely affect demand for our services and negatively impact our operating results. Given the economic hardships that may be faced by a large portion of the population as a result of the COVID-19 outbreak, certain of our customers may choose to delay the recovery and audit services that we provide, which could have a material negative impact on our revenues and results of operations. In addition, a portion of our employees may be subject to “shelter in place” or other quarantine orders that could result in the complete or partial closure of one or more of our recovery call centers or other disruptions in our ongoing business operations, which would harm our business and results of operations. If the impact of a health crisis continues for an extended period, it will materially adversely impact our revenues and financial condition.

Cautionary Note Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press release issued on March 30, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 30, 2020
PERFORMANT FINANCIAL CORPORATION

By:    /s/ Lisa Im
Lisa Im
Chief Executive Officer